UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2018

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

NEBRASKA	0-14690	47-0648386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14507 FRONTIER ROAD POST OFFICE BOX 45308 OMAHA, NEBRASKA		68145-0308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 895-6640
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In accordance with the By-Laws of the Company, the Board voted to appoint Jack A. Holmes as a member of the Company’s Board on August 14, 2018 to fill the Class I directorship created by the expansion of the Board to nine directors from the previous number of eight. The Board also appointed Mr. Holmes to serve as a member of the Audit Committee and the Compensation Committee. Mr. Holmes will receive the same compensation package as received by other independent members of the Board. This package provides for the following annual amounts: (i) $50,000 cash retainer for Board membership, (ii) restricted stock award valued at $50,000 with time-based vesting over three years, and (iii) cash retainers for committee chairs. Cash compensation is paid in quarterly installments, and the restricted stock award is prorated in the year appointed to the Board. There are no arrangements or understandings between Mr. Holmes and any other persons pursuant to which Mr. Holmes was selected as a director. Mr. Holmes has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued in connection with this matter is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 14, 2018, and effective as of that date, the Board of Directors (the “Board”) of Werner Enterprises, Inc. (the “Company”) adopted Revised and Restated By-Laws (the “Amended By-Laws”), replacing the former Revised and Restated By-Laws in their entirety. The Amended By-Laws expand the Board of Directors from the previous number of eight directors by providing for a range of not less than seven nor more than nine directors.

The foregoing description of the change is qualified in its entirety by reference to the full text of the Amended By-Laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

3.1    Revised and Restated By-Laws of Werner Enterprises, Inc.

99.1    Press release issued by the registrant on August 14, 2018, "Werner Enterprises Appoints Jack Holmes to Board of Directors."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: August 14, 2018	By:	/s/ John J. Steele
John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer

Date: August 14, 2018	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President, Chief Accounting Officer and Corporate Secretary